                                                                    EXHIBIT 99.3

                               LETTER OF TRANSMITTAL

                                  TO ACCOMPANY
             CERTIFICATES WHICH REPRESENTED SHARES OF COMMON STOCK
                                       OF
                            PCA INTERNATIONAL, INC.
           SURRENDERED IN EXCHANGE FOR THE CASH MERGER CONSIDERATION

To: Wachovia Bank, N.A., Exchange Agent ("Exchange Agent")

          BY MAIL:                       BY HAND:                 BY OVERNIGHT COURIER:
DELIVERING BY REGISTERED MAIL      PERSONALLY DELIVERING         DELIVERING BY OVERNIGHT
Wachovia Bank, N.A.--Exchange  Wachovia Bank, N.A.--Exchange             COURIER
            Agent                          Agent              Wachovia Bank, N.A.--Exchange
  Corporate Reorganizations        Shareholder Services                   Agent
        P.O. Box 9061                   Department              Corporate Reorganizations
      Boston, MA 02205          Wachovia East Building, 2nd        70 Campanelli Drive
                                           Floor                   Braintree, MA 02184
                                  301 North Church Street
                                  Winston-Salem, NC 27101

For Information or Assistance call: Wachovia Shareholder Services at (800) 633-4236.

    This Letter of Transmittal is to be completed by all holders of PCA Common Stock (as defined below) who did not make an election ("Continuing Share Election") to retain shares of Surviving Corporation Common Stock (as defined below), or who previously made a Continuing Share Election for only a portion of the shares of PCA Common Stock held by them. Certificates which represented shares of PCA Common Stock are to be forwarded herewith.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

/ / CHECK HERE IF YOU CANNOT LOCATE CERTIFICATES AND CALL (800) 633-4236 TO
    RECEIVE INFORMATION REGARDING REPLACEMENT CERTIFICATES.

BOX I

---------------------------------------------------------------------------------------
                                                                        NUMBER OF SHARES
    NAMES AND ADDRESS(ES) OF REGISTERED HOLDERS         CERTIFICATE      REPRESENTED BY
       (ATTACH ADDITIONAL LIST IF NECESSARY)             NUMBER(S)*      CERTIFICATE(S)
----------------------------------------------------------------------------------------

                                                      ----------------------------------

                                                      ----------------------------------

                                                      ----------------------------------

                                                      ----------------------------------

                                                      TOTAL NUMBER OF
                                                       SHARES OF PCA
                                                       COMMON STOCK:
----------------------------------------------------------------------------------------

* NEED NOT BE COMPLETED IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY HOLDERS.

    Please issue, subject to the terms and conditions provided herein, upon surrender of certificates which represented shares of PCA Common Stock, a check for the Cash Merger Consideration (as defined below) to which I am entitled, in the name and to the address indicated above, unless I have provided other instructions under "Special Payment Instructions" or "Special Delivery Instructions" below.

Ladies and Gentlemen:

    The merger (the "Merger") of Jupiter Acquisition Corp. ("Mergerco") with and into PCA International, Inc. ("PCA" or the "Company") pursuant to the terms of the Agreement and Plan of Merger, dated as of April 20, 1998, by and between Mergerco and the Company (the "Merger Agreement") was approved by the
stockholders of PCA at the Special Meeting held on            , 1998 (the
"Effective Time"). At the Effective Time, each outstanding share of common stock, par value $.20 per share, of the Company ("PCA Common Stock") (other than shares as to which a valid Continuing Share Election was made and accepted, shares held as treasury stock of PCA, and shares as to which appraisal rights were exercised), was converted into and now represents the right to receive $26.50 in cash, subject to proration as set forth in the Merger Agreement (the "Cash Merger Consideration"). The undersigned understands that the terms of this Letter of Transmittal are subject to (i) the terms, conditions and limitations
set forth in the Proxy Statement/Prospectus dated            , 1998 (the "Proxy
Statement"), receipt of which is acknowledged by the undersigned, (ii) the terms of the Merger Agreement, a conformed copy of which appears as Annex A to the Proxy Statement and (iii) the accompanying Instructions to this Letter of Transmittal.

    The undersigned surrenders the certificate(s) listed above which represented shares of PCA Common Stock in exchange for the Cash Merger Consideration.

    The undersigned understands that upon delivery of this Letter of Transmittal to the Exchange Agent in accordance with the Instructions contained herein, together with the certificates, a check in payment of $26.50 per share represented by the certificates transmitted will be issued as soon as practicable after the Effective Time at the address of the registered holder, unless otherwise indicated below under Special Payment Instructions or Special Delivery Instructions. It is further understood that pursuant to the Merger Agreement no interest will accrue on such Cash Merger Consideration.

    The undersigned authorizes and instructs you, as Exchange Agent, to pay the Cash Merger Consideration upon surrender by the undersigned of certificates that represented shares of PCA Common Stock as soon as practicable after the Effective Time. All authority herein conferred or agreed to be conferred by the undersigned shall survive the death or incapacity of the undersigned hereinunder, shall be binding upon heirs, personal representatives, successors and assigns of the undersigned.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to sell, transfer and assign the certificates surrendered hereby, and the shares of PCA Common Stock represented by such certificates are free and clear of all liens, claims, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Exchange Agent or PCA to be necessary or desirable in connection with the surrender of such certificates.

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

BOX II
-------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                           (SEE INSTRUCTIONS 1 AND 7)

      To be completed ONLY if the check is to be made payable to someone other than the undersigned.

  Issue check to:

  Name
  -----------------------------------------------
   (PLEASE PRINT)

  Address
  -----------------------------------------------
   (PLEASE PRINT)

   ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

   ------------------------------------------------------------
                             (TAX IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)

      (Note: If this box is completed, endorsement on the surrender certificate(s) or signature(s) on the accompanying instrument of transfer MUST BE MEDALLION GUARANTEED in the usual form as described in Instruction
  6. PLEASE ALSO COMPLETE THE SUBSTITUTE FORM W-9 ENCLOSED HEREWITH.)

-------------------------------------------

BOX III
-------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 1 AND 7)

      To be completed ONLY if the check is to be made payable to the registered holder(s), but is to be mailed to someone other than the registered holder(s) or to an address other than the address of the registered holder(s) set forth above.

  Mail check to:

  Name
  -----------------------------------------------
   (PLEASE PRINT)

  Address
  -----------------------------------------------
   (PLEASE PRINT)

   ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

-----------------------------------------------------

BOX IV
--------------------------------------------------------------------------------

                                   SIGN HERE
                  ALL HOLDERS OF COMMON STOCK MUST SIGN BELOW
           (SEE INSTRUCTIONS 1 AND 6 CONCERNING SIGNATURE GUARANTEE)


------------------------------------------------------------  Name(s)
------------------------------------------------------------  ----------------------------
                   Signature(s) Owner(s)                             (Please print)
Must be signed by the registered holder(s) exactly as                    Name(s)
name(s) appear(s) on stock certificate(s) or by person(s)     ----------------------------
authorized to become registered holder(s) by certificates            (Please print)
and documents transmitted herewith. If signature is by a                 Name(s)
trustee, executor, administrator, guardian, officer of a      ----------------------------
corporation, attorney-in-fact, or any other person acting in         (Please print)
a fiduciary capacity, set forth full title in such capacity   -----------------------------
and see Instruction 3).                                                 (Address)
Medallion                                                     -----------------------------
Signature                                                         (Including Zip Code)
Guarantee:                                                    -----------------------------
------------------------------------------------------------     (Daytime Area Code and
                    (SEE INSTRUCTION 6)                           Telephone Number(s))
                                                              -----------------------------
                                                              Tax Identification or Social
                                                                        Security
                                                               Number (See Substitute Form
                                                              Dated:      W-9))
                                                              ----------------------------
                                                              1998
------------------------------------------------------------

                              SUBSTITUTE FORM W-9
           (SEE THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
        IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 (THE "GUIDELINES"))

Payer: Wachovia Bank, N.A.

Name (if joint names, list first and circle the name of the person or entity whose number you enter below)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Business Name (Sole proprietors see the instructions in the enclosed Guidelines)

--------------------------------------------------------------------------------

Address

--------------------------------------------------------------------------------

City, State and Zip Code

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
        SUBSTITUTE           PART I--TAXPAYER                 Social Security Number
         FORM W-9            IDENTIFICATION NUMBER             --------------------
Department of the Treasury   Enter your taxpayer                        OR
 Internal Revenue Service    identification number in     Employer Identification Number
                             the appropriate box. For      ----------------------------
                             individuals, this is your
                             social security number.
                             For sole proprietors, see
                             the instructions in the
                             Guidelines. For other
                             entities, it is your
                             employer identification
                             number.
                             ------------------------------------------------------------
    Payer's Request for      / / If you do not have a number, check the box here and see
         Taxpayer            "Obtaining a Number" in the Guidelines.
 Identification Number and   NOTE: If the account is in more than one name, see the chart
       Certification         on page 1 of the Guidelines on whose number to enter.
                             ------------------------------------------------------------
                             PART II--If you are a Payee Exempt from Backup Withholding, see Instructions in the Guidelines.
-----------------------------------------------------------------------------------------
 CERTIFICATION--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

 (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service ("IRS") that
 I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

 SIGNATURE: ---------------------------------------------- DATE:-----------------, 1998
-----------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF CERTAIN PAYMENTS MADE TO YOU. PLEASE REVIEW THE GUIDELINES FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

    1. EXECUTION AND DELIVERY. To receive the Cash Merger Consideration, this Letter of Transmittal or a facsimile hereof must be property filled in, dated and signed in Box IV -Endorsement and Signature Guarantee, and must be delivered, together with stock certificates which represented shares of PCA Common Stock, to the Exchange Agent at any of the addresses set forth above.

    The method of delivery of all documents is at the option and risk of the stockholder. If sent by mail, registered mail with return receipt requested, properly insured, is recommended. The check for any cash payment to which a holder may be entitled will be mailed as soon as practicable following the processing by the Exchange Agent of the properly completed Letter of Transmittal pursuant to and in accordance with the provisions contained herein, together with the stock certificate(s) which represented shares of PCA Common Stock. If Special Payment Instructions or Special Delivery Instructions are provided in this Letter of Transmittal, or if these Instructions are not properly followed, the mailing of the check may be delayed.

    2. INADEQUATE SPACE. If there is insufficient space on this Letter of Transmittal to list all your stock certificates being submitted to the Exchange Agent, please attach a separate list.

    3. SIGNATURES. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this Letter of Transmittal should correspond exactly with the name(s) as written on the face of the certificate(s) submitted unless the shares of PCA Common Stock described in this Letter of Transmittal have been assigned by the registered holder(s), in which event this Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificates.

    If this Letter of Transmittal is signed by a person or persons other than the registered owners of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificates.

    If this Letter of Transmittal or any stock certificate(s) or stock power(s) is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Letter of Transmittal. If any stockholder's shares are registered in different ways on different stock certificates, it will be necessary for the stockholder to complete, sign and submit as many separate Letters of Transmittal as there are different registrations, or the stockholder may provide only one Letter of Transmittal and sign it each way his or her name appears on different stock certificates. However, each signature must be guaranteed as described in Instruction 6.

    4. LOST OR DESTROYED CERTIFICATES. If your stock certificate(s) has been either lost or destroyed, please check the box on the front page of this Letter of Transmittal above Box I, and the appropriate forms for replacement will be sent to you. You will then be instructed as to the steps you must take in order to receive the Cash Merger Consideration in accordance with the Merger Agreement.

    5. CHECKS IN SAME NAME. If any check(s) are to be payable to the order of exactly the same name(s) that appears on the certificate(s) which represented shares of PCA Common Stock submitted with this Letter of Transmittal, no endorsement of the certificate(s) or separate stock power(s) are required.

    6. CHECKS IN DIFFERENT NAME. If any check(s) are to be payable to the order of other than exactly the name that appears on the face of the certificate(s) which represented shares of PCA Common Stock submitted for exchange herewith, such exchange shall not be made by the Exchange Agent unless the certificates submitted are endorsed, Box II--Special Payment Instructions is completed, and the signature is guaranteed in Box IV--Endorsement and Signature Guarantee by a financial institution or brokerage firm having membership in good standing in a recognized guarantee program (Securities Transfer Agent Medallion Program, New York Stock Exchange Medallion Signature Program or Stock Exchange Medallion Program) (a "Qualified Guarantor"). If this Instruction 6 applies, please check with your financial institution or brokerage firm right away to determine whether it is a Qualified Guarantor or will need to help you locate a Qualified Guarantor. No guarantee will be accepted if the aggregate value of the shares subject to the signature guarantee exceeds the limit authorized for the Qualified Guarantor. Notaries Public cannot execute acceptable guarantees of signatures.

    7. SPECIAL DELIVERY INSTRUCTIONS. If the checks are to be payable to the order of the name of the registered holder(s) of shares of PCA Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder, it will be necessary to indicate such person or address in Box III--Special Delivery Instructions.

    8. MISCELLANEOUS. A single check representing the Cash Merger Consideration will be issued to each holder for all shares registered in the same manner.

    9. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under the "backup withholding" provisions of Federal income tax law, the Exchange Agent may be required to withhold 31% of the amount of any "reportable payments" made to holders of PCA Common Stock pursuant to the Merger. To prevent backup withholding, each holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service ("IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the box in Part I (indicating that you do not have a TIN) of the Substitute Form W-9 is checked, the Exchange Agent shall retain 31% of all reportable payments made to a holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent shall remit such amounts retained during the sixty (60) day period to the holder, and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with his or her TIN within such sixty (60) day period, the Exchange Agent shall remit such previously retained amounts to the IRS as backup withholding and shall withhold 31% of all reportable payments to the holder thereafter until the holder furnishes a TIN to the Exchange Agent. In general, if a holder is an individual, the TIN is the Social Security Number of such individual. If the certificates for PCA Common Stock are registered in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") included with this Letter of Transmittal for additional guidance on which number to report. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent.

    For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Stock is held in more than one name), consult the Guidelines.

    Failure to complete the Substitute Form W-9 may require the Exchange Agent to withhold 31% of the amount of any reportable payments made pursuant to the Merger. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS (not from the Surviving Corporation or the Exchange Agent).

    10. UNCLAIMED MERGER CONSIDERATION. If certificates which represented shares of PCA Common Stock are not surrendered in exchange for cash immediately prior to such time on which the Cash Merger Consideration would otherwise escheat to or become the property of any governmental entity, the unclaimed cash shall, to the extent required by applicable law, become the property of the State of such shareholder's residence. The Surviving Corporation will not be liable to any holder of shares of PCA Common Stock for any amount paid to a public official pursuant to applicable abandoned property laws. One year after the Effective Time, cash made available to the Exchange Agent shall be returned to the Surviving Corporation upon its request and thereafter holders of certificates formerly representing shares of PCA Common Stock shall look only to the Surviving Corporation (subject to abandoned property, escheat and other similar laws) for cash to which they are entitled.

    11. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to, and arising solely out of, the transfer of PCA Common Stock to it or to its order pursuant to the Merger. If, however, the surrendered PCA Common Stock is registered in the name of any person other than the person signing this Letter of Transmittal or if a transfer tax is imposed for any reason other than the transfers referred to in the first sentence of this paragraph, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the surrendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such surrendering holder.

    Please direct all questions with respect to this Letter of Transmittal to the Exchange Agent, Wachovia Shareholder Services at (800)633-4236.